UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 25, 2006
_________________________

WEB.COM, INC.
(Exact name of registrant as specified in its charter)
_________________________

Minnesota	000-17932	41-1404301
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

303 Peachtree Center Avenue, Suite 500, Atlanta, GA 30303
(Address of principal executive office) (zip code)

Registrant's telephone number, including area code: (404) 260-2477

N/A
(Former name or former address, if changed since last report)

_________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 Other Events

Item 8.01 Other Events

Web.com’s Executive Vice President and General Counsel, Joseph A. Newcomb, informed the company that he would need to resign from his position with the company as of May 25, 2006 for family reasons. He and the company have informally agreed that Mr. Newcomb will provide advisory services to the company on a going forward basis. Mr. Newcomb has also agreed to return his vested stock options to the company without compensation effective as of the date hereof.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, Interland, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 25, 2006	WEB.COM, INC.

By: /s/ Jonathan B. Wilson
Jonathan B. Wilson
Senior Vice President, Legal and Corporate Development